AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


   Issuer:           Kraft/KFT
   Fund(s)            List below     (please use GIM2 acronyms or
                                      proper fund names)
   Offering Date:                    June 12, 2001
   No. of Securities Offered:        280,000,000
   (# of shares or # of bonds)

   Affiliated Broker:                Morgan Stanley & Co
   Price Per Unit:                   $31.00

   The securities to be purchased are:  Check One

   [ X ]  Registered under the Securities Act of 1933
   [   ]  Eligible Rule 144A securities
   [   ] Municipal Securities
   [   ] Offered in an  Eligible Foreign Offering

                                                                                         YES                  NO
 1 Are the securities  being offered pursuant to a  firm commitment                       X
    underwriting?
                                                                                         YES                  NO
 2 Will transaction be executed away from Morgan Stanley Dean Witter and  not             X
   allocated to Morgan Stanley Dean Witter if it is a "pot trade"?
                                                                                         YES                  NO
 3 Has the executing dealer represented that Morgan Stanley Dean Witter will not          X
   receive compensation in connection with the transaction?
                                                                                         YES                  NO
 4 Will the securities be purchased at not more than the public
   offering price and no later than the close of the first full business day              X
   on which any sales are made?
                                                                                         YES                  NO
 5 Is the commission or spread to be received by the underwriters
   reasonable and fair compared to that received in comparable                            X
   transactions?
                                                                                         YES                  NO             N/A
 6 If not a municipal issuer, has the issuer ( including predecessors) been in           X
   continuous operation for at least three years?
                                                                                         YES                  NO             N/A
 7 If a municipal issuer, (1) does the issue have an investment grade
   rating from at least one Nationally Recognized Statistical Rating                     X
   Organization, or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest ratings from one such rating organization?
                                                                                         YES                  NO             N/A
 8 If the transaction is intended for a third-party 40-Act Fund, has it
   adopted affiliated underwriting procedures that permit it to engage in                 X
   this transaction?
                                                                                         YES                  NO
 9 Is the total principal amount of securities purchased by MSDWIM/MAS for all           X
   40-Act Funds no more than 10% of the total offering?

   ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

   SHOW CALCULATION HERE:

   Total Units Offered:                                       280,000,000
   Price per Unit:                                                  31.00
   10% of Total Offering:                                  868,000,000.00


   40-Act Fund       Units        Offer      Total   % of Total          Selling
                     To Buy       Price      Value   Offer Purchased     Broker
                                                      By Each Fund
   *SEE LEGEND

   00071281        60,400       31.00   $1,872,400      0.022%             WARR
   00071928        29,600       31.00     $917,600      0.011%             WARR
   00081087       316,200       31.00   $9,802,200      0.113%      BERN/FBCO/
                                                                    SBSH
   255              2,000       31.00      $62,000      0.001%      McDonald and
                                                                    Co.
   391486         289,000       31.00   $8,959,000      0.103%      SBSH
   391548          28,700       31.00     $889,700      0.010%      JPMS
   391822          39,400       31.00   $1,221,400      0.014%      Vanguard
                                                                    Capital
   391829         216,200       31.00   $6,702,200      0.077%      FBCO
   4757             2,300       31.00      $71,300      0.001%
   52297           26,100       31.00     $809,100      0.009%      JPMS
   8716             2,600       31.00      $80,600      0.001%      Blaylock &
                                                                    Partners
   89902549        31,200       31.00     $967,200      0.011%      JPMS
   89902551       120,000       31.00   $3,720,000      0.043%      LEHM/FBCO
   ALLSTAR         33,300       31.00   $1,032,300      0.012%      Dresdner
                                                                    Wasserstein
   ESTF0004        52,700       31.00   $1,633,700      0.019%      WPCO
   JL50             6,700       31.00     $207,700      0.002%      Blaylock &
                                                                    Partners
   JU3I            12,900       31.00     $399,900      0.005%      Utendahl
                                                                    Capital
   MTEC            19,600       31.00     $607,600      0.007%      Williams
                                                                    Capital
   NEXTGEN         10,200       31.00     $316,200      0.004%      Blaylock &
                                                                    Partners
   PRINAGGR        94,000       31.00   $2,914,000      0.034%      Sanford
                                                                    Bernstein,
                                                                    Prudential,
                                                                    Dredsdner
                                                                    Wasserstein,
                                                                    Williams
                                                                    Capital, JP
                                                                    Morgan Chase
   PRINCON          5,200       31.00     $161,200      0.002%      Blaylock &
                                                                    Partners
   PRINLCG          1,300       31.00      $40,300      0.000%      Utendahl
                                                                    Capital
   PRINLCV          4,900       31.00     $151,900      0.002%      Blaylock &
                                                                    Partners
   PRINPART        19,500       31.00     $604,500      0.007%      Utendahl
                                                                    Capital
   UFEG            39,900       31.00   $1,236,900      0.014%      DBKS
   UFTECH          11,400       31.00     $353,400      0.004%      Utendahl
                                                                    Capital
   Total Shares 1,475,300
   Total Purchased by all 40-Act Funds                       $45,734,300
   Total % of Deal Purchased by all Funds                           0.53%

                                                                                         YES                     NO

10 Has a copy of this completed checklist been forwarded to Lauren Teetsel                X
   in MSDWIM Compliance?


\s\ Phil Friedman
   Portfolio Manager's or designee's Signature

   **************************************
   MSDWIM Compliance*:                                                                   YES                     NO

11 Has a copy of this Checklist been forwarded to Chase Global Fund
   Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and to the                                     X
   appropriate outside administrators for third-party Funds?

   * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


   *LEGEND

   GIMS ACRONYM      ACCOUNT NAME

   00071281          MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
   00071928          MSDWIF - VALUE EQUITY PORTFOLIO
   00081087          MSDWIF - EQUITY GROWTH PORTFOLIO
   255               LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
   *391486           MSDW GROWTH FUND
   *391548           MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
   *391822           MSDW TAX MANAGED GROWTH FUND
   *391829           MSDW TECHNOLOGY FUND
   4757              PHOENIX EDGE SERIES FUND:  PHOENIX MORGAN STANLEY DEAN
                     WITTER FOCUS EQUITY SERIES
   52297             VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
   8716              CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
   89902549          MSDWIF -  FOCUS EQUITY PORTFOLIO
   89902551          VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
   *ALLSTAR          ALL STAR GROWTH FUND
   ESTF0004          ENDEAVOR ASSET ALLOCATION PORTFOLIO
   JL50              VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
   JU3I              SUNAMERICA SERIES TRUST - TECHNOLOGY PORTFOLIO
   MTEC              MSDWIF - TECHNOLOGY PORTFOLIO
   *NEXTGEN          NEXT GENERATION FUND
   PRINAGGR          PRINCIPAL AGGRESSIVE GROWTH FUND
   PRINCON           PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
   PRINLCG           PRINCIPAL PARTNERS LARGE CAP GROWTH FUND I
   PRINLCV           PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
   PRINSCG           PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
   PRINPART          PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
   UFEG              UNIVERSAL INSTITUTIONAL FUNDS INC.- EQUITY GROWTH PORTFOLIO
   UFTECH            UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

   * Dean Witter Adviser's Funds


   AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


   Issuer:           Odyssey Re Holdings/ORH
   Fund(s)            List below     (please use GIM2 acronyms or
                                      proper fund names)
   Offering Date:                    June 14, 2001
   No. of Securities Offered:        17,142,857
   (# of shares or # of bonds)

   Affiliated Broker:                Morgan Stanley & Co
   Price Per Unit:                   $18.00

   The securities to be purchased are:  Check One

   [ X ]  Registered under the Securities Act of 1933
   [   ]  Eligible Rule 144A securities

   [   ]  Municipal Securities
   [   ]  Offered in an  Eligible Foreign Offering

                                                                                         YES                  NO
 1 Are the securities  being offered pursuant to a  firm commitment                       X
    underwriting?
                                                                                         YES                  NO
 2 Will transaction be executed away from Morgan Stanley Dean Witter and  not             X
   allocated to Morgan Stanley Dean Witter if it is a "pot trade"?
                                                                                         YES                  NO
 3 Has the executing dealer represented that Morgan Stanley Dean Witter will not          X
   receive compensation in connection with the transaction?
                                                                                         YES                  NO
 4 Will the securities be purchased at not more than the public
   offering price and no later than the close of the first full business day              X
   on which any sales are made?
                                                                                         YES                  NO
 5 Is the commission or spread to be received by the underwriters
   reasonable and fair compared to that received in comparable                            X
   transactions?
                                                                                         YES                  NO            N/A
 6 If not a municipal issuer, has the issuer ( including predecessors)  been in          X
   continuous operation for at least three years?
                                                                                         YES                  NO            N/A
 7 If a municipal issuer, (1) does the issue have an investment grade
   rating from at least one Nationally Recognized Statistical Rating                     X
   Organization, or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest ratings from one such rating organization?
                                                                                         YES                  NO            N/A
 8 If the transaction is intended for a third-party 40-Act Fund, has it
   adopted affiliated underwriting procedures that permit it to engage in                 X
   this transaction?
                                                                                         YES                  NO
 9 Is the total principal amount of securities purchased by MSDWIM/MAS  for all          X
   40-Act Funds no more than 10% of the total offering?

   ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

   SHOW CALCULATION HERE:

   Total Units Offered:                                        17,142,857
   Price per Unit:                                                  18.00
   10% of Total Offering:                                   30,857,142.60


   40-Act Fund       Units        Offer   Total       % of Total         Selling
                     To Buy       Price   Value       Offer Purchased    Broker
                                                      By Each Fund
   *SEE LEGEND

   00071281          9,300       18.00     $167,400      0.054%           CIBC
   00071928                      18.00           $0      0.000%
   00081087         48,400       18.00     $871,200      0.282%         MONT
   255                 300       18.00       $5,400      0.002%         CIBC
   391486           44,300       18.00     $797,400      0.258%         MONT
   391548            4,400       18.00      $79,200      0.026%         MONT
   391822            6,100       18.00     $109,800      0.036%         CIBC
   391829           32,500       18.00     $585,000      0.190%         BEST
   4757                400       31.00      $12,400      0.002%         CIBC
   52297             4,000       18.00      $72,000      0.023%         CIBC
   8716                400       18.00       $7,200      0.002%         CIBC
   89902549          4,800       18.00      $86,400      0.028%         CIBC
   89902551         18,400       18.00     $331,200      0.107%         BEST
   ALLSTAR           5,100       18.00      $91,800      0.030%         CIBC
   ESTF0004          8,100       18.00     $145,800      0.047%         JPMS
   JL50              1,000       18.00      $18,000      0.006%         CIBC
   JU3I              1,900       18.00      $34,200      0.011%         CIBC
   MTEC              3,000       18.00      $54,000      0.018%         CIBC
   NEXTGEN           1,600       18.00      $28,800      0.009%         JPMS
   PRINAGGR         14,400       18.00     $259,200      0.084%     Bear Stearns
   PRINCON             800       18.00      $14,400      0.005%      CIBC World
                                                                     Markets
   PRINLCG             200       18.00       $3,600      0.001%      CIBC World
                                                                     Markets
   PRINLCV                       18.00           $0      0.000%
   PRINPART          3,000       18.00      $54,000      0.018%     Bear Stearns
   UFEG              6,100       18.00     $109,800      0.036%      BEST
   UFTECH            1,700       18.00      $30,600      0.010%      CIBC
   Total Shares    220,200
   Total Purchased by all 40-Act Funds                        $3,968,800
   Total % of Deal Purchased by all Funds                           1.28%

                                                                                         YES                     NO
10 Has a copy of this completed checklist been forwarded to Lauren Teetsel                X
   in MSDWIM Compliance?


   \s\ Phil Friedman
   Portfolio Manager's or designee's Signature

   **************************************
   MSDWIM Compliance*:                                                                   YES                     NO

11 Has a copy of this Checklist been forwarded to Chase Global Fund
   Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and  to the                                    X
   appropriate outside administrators for third-party Funds?

   * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


   *LEGEND

   GIMS ACRONYM      ACCOUNT NAME

   00071281          MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
   00071928          MSDWIF - VALUE EQUITY PORTFOLIO
   00081087          MSDWIF - EQUITY GROWTH PORTFOLIO
   255               LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
   *391486           MSDW GROWTH FUND
   *391548           MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
   *391822           MSDW TAX MANAGED GROWTH FUND
   *391829           MSDW TECHNOLOGY FUND
   52297             VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
   4757              PHOENIX FUND
   8716              CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
   89902549          MSDWIF -  FOCUS EQUITY PORTFOLIO
   89902551          VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
   *ALLSTAR          ALL STAR GROWTH FUND
   ESTF0004          ENDEAVOR ASSET ALLOCATION PORTFOLIO
   JL50              VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
   JU3I              SUNAMERICA SERIES TRUST - TECHNOLOGY PORTFOLIO
   MTEC              MSDWIF - TECHNOLOGY PORTFOLIO
   *NEXTGEN          NEXT GENERATION FUND
   PRINAGGR          PRINCIPAL AGGRESSIVE GROWTH FUND
   PRINCON           PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
   PRINLCG           PRINCIPAL PARTNERS LARGE CAP GROWTH FUND I
   PRINLCV           PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
   PRINSCG           PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
   PRINPART          PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
   UFEG              UNIVERSAL INSTITUTIONAL FUNDS INC.- EQUITY GROWTH PORTFOLIO
   UFTECH            UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

   * Dean Witter Adviser's Funds

   AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


   Issuer:           Peabody Energy Corp./BTU
   Fund(s)           List below     (please use GIM2 acronyms or
                                     proper fund names)
   Offering Date:                    May 21, 2001
   No. of Securities Offered:        15,000,000
   (# of shares or # of bonds)

   Affiliated Broker:                Morgan Stanley & Co
   Price Per Unit:                   $28.00

   The securities to be purchased are:  Check One

   [ X ]  Registered under the Securities Act of 1933
   [   ]  Eligible Rule 144A securities

   [   ]  Municipal Securities
   [   ]  Offered in an  Eligible Foreign Offering

                                                                                         YES                  NO

 1 Are the securities  being offered pursuant to a  firm commitment                      X
    underwriting?
                                                                                         YES                  NO
 2 Will transaction be executed away from Morgan Stanley Dean Witter and  not            X
   allocated to Morgan Stanley Dean Witter if it is a "pot trade"?
                                                                                         YES                  NO
 3 Has the executing dealer represented that Morgan Stanley Dean Witter will not          X
   receive compensation in connection with the transaction?
                                                                                         YES                  NO
 4 Will the securities be purchased at not more than the public
   offering price and no later than the close of the first full business day              X
   on which any sales are made?
                                                                                         YES                  NO
 5 Is the commission or spread to be received by the underwriters
   reasonable and fair compared to that received in comparable                            X
   transactions?
                                                                                         YES                  NO             N/A
 6 If not a municipal issuer, has the issuer ( including predecessors)  been in          X
   continuous operation for at least three years?
                                                                                         YES                  NO             N/A
 7 If a municipal issuer, (1) does the issue have an investment grade
   rating from at least one Nationally Recognized Statistical Rating                     X
   Organization, or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest ratings from one such rating organization?
                                                                                         YES                  NO             N/A
 8 If the transaction is intended for a third-party 40-Act Fund, has it
   adopted affiliated underwriting procedures that permit it to engage in                X
   this transaction?
                                                                                         YES                  NO
 9 Is the total principal amount of securities purchased by MSDWIM/MAS  for all          X
   40-Act Funds no more than 10% of the total offering?

   ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

   SHOW CALCULATION HERE:

   Total Units Offered:                                        15,000,000
   Price per Unit:                                                  28.00
   10% of Total Offering:                                   42,000,000.00


   40-Act Fund       Units    Offer     Total       % of Total       Selling
                     To Buy   Price     Value       Offer Purchased  Broker
                                                    By Each Fund
   *SEE LEGEND

   00071281          6,700     28.00     $187,600     0.045%         WARR
   00071928          3,400     28.00      $95,200     0.023%         AGED
   00081087         37,000     28.00   $1,036,000     0.247%        Lehman Bros.
   255                 200     28.00       $5,600     0.001%         BEST
   391486           33,600     28.00     $940,800     0.224%         BEST
   391548            3,300     28.00      $92,400     0.022%        Lehman Bros.
   391822            4,600     28.00     $128,800     0.031%        Lehman Bros.
   391829           27,300     28.00     $764,400     0.182%        Lehman Bros.
   4757                  0     31.00           $0     0.000%
   52297             3,000     28.00      $84,000     0.020%        Lehman Bros.
   8716                300     28.00       $8,400     0.002%        Lehman Bros.
   89902549          3,600     28.00     $100,800     0.024%        Lehman Bros.
   89902551         13,900     28.00     $389,200     0.093%         WARR
   ALLSTAR           3,800     28.00     $106,400     0.025%        Lehman Bros.
   ESTF0004          6,100     28.00     $170,800     0.041%        Lehman Bros.
   JL50                800     28.00      $22,400     0.005%         BEST
   JU3I              1,500     28.00      $42,000     0.010%        Lehman Bros.
   MTEC              2,500     28.00      $70,000     0.017%        Lehman Bros.
   NEXTGEN           1,300     28.00      $36,400     0.009%        Lehman Bros.
   PRINAGGR         10,900     28.00     $305,200     0.073%      Merrill Lynch,
                                                                   AG. Edwards
   PRINCON             600     28.00      $16,800     0.004%       A.G. Edwards
   PRINLCG             100     28.00       $2,800     0.001%      Warburg Dillon
                                                                   Read
   PRINLCV             600     28.00      $16,800     0.004%       Lehman Bros.
   PRINPART          2,200     28.00      $61,600     0.015%       A.G. Edwards
   UFEG              4,600     28.00     $128,800     0.031%         WARR
   UFTECH            1,500     28.00      $42,000     0.010%         WARR
   Total Shares    173,400
   Total Purchased by all 40-Act Funds                        $4,855,200
   Total % of Deal Purchased by all Funds                           1.16%

                                                                                         YES                     NO
10 Has a copy of this completed checklist been forwarded to Lauren Teetsel                X
   in MSDWIM Compliance?


   \s\ Phil Friedman
   Portfolio Manager's or designee's Signature

   **************************************
   MSDWIM Compliance*:                                                                   YES                     NO

11 Has a copy of this Checklist been forwarded to Chase Global Fund
   Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and  to the                                    X
   appropriate outside administrators for third-party Funds?

   * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


   *LEGEND

   GIMS ACRONYM      ACCOUNT NAME

   00071281          MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
   00071928          MSDWIF - VALUE EQUITY PORTFOLIO
   00081087          MSDWIF - EQUITY GROWTH PORTFOLIO
   255               LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
   *391486           MSDW GROWTH FUND
   *391548           MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
   *391822           MSDW TAX MANAGED GROWTH FUND
   *391829           MSDW TECHNOLOGY FUND
   52297             VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
   4757              PHOENIX FUND
   8716              CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
   89902549          MSDWIF -  FOCUS EQUITY PORTFOLIO
   89902551          VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
   *ALLSTAR          ALL STAR GROWTH FUND
   ESTF0004          ENDEAVOR ASSET ALLOCATION PORTFOLIO
   JL50              VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
   JU3I              SUNAMERICA SERIES TRUST - TECHNOLOGY PORTFOLIO
   MTEC              MSDWIF - TECHNOLOGY PORTFOLIO
   *NEXTGEN          NEXT GENERATION FUND
   PRINAGGR          PRINCIPAL AGGRESSIVE GROWTH FUND
   PRINCON           PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
   PRINLCG           PRINCIPAL PARTNERS LARGE CAP GROWTH FUND I
   PRINLCV           PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
   PRINSCG           PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
   PRINPART          PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
   UFEG              UNIVERSAL INSTITUTIONAL FUNDS INC.- EQUITY GROWTH PORTFOLIO
   UFTECH            UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

   * Dean Witter Adviser's Funds
   AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


   Issuer:           Tellium Inc./TELM
   Fund(s)           List below     (please use GIM2 acronyms or
                                     proper fund names)
   Offering Date:                    May 17, 2001
   No. of Securities Offered:        9,000,000
   (# of shares or # of bonds)
   Affiliated Broker:                Morgan Stanley & Co
   Price Per Unit:                   $15.00

   The securities to be purchased are:  Check One

   [ X ]  Registered under the Securities Act of 1933
   [   ]  Eligible Rule 144A securities
   [   ]  Municipal Securities
   [   ]  Offered in an  Eligible Foreign Offering

                                                                                         YES                  NO
 1 Are the securities  being offered pursuant to a  firm commitment                       X
    underwriting?
                                                                                         YES                  NO
 2 Will transaction be executed away from Morgan Stanley Dean Witter and  not             X
   allocated to Morgan Stanley Dean Witter if it is a "pot trade"?
                                                                                         YES                  NO
 3 Has the executing dealer represented that Morgan Stanley Dean Witter will not          X
   receive compensation in connection with the transaction?
                                                                                         YES                  NO
 4 Will the securities be purchased at not more than the public
   offering price and no later than the close of the first full business day              X
   on which any sales are made?
                                                                                         YES                  NO
 5 Is the commission or spread to be received by the underwriters
   reasonable and fair compared to that received in comparable                            X
   transactions?
                                                                                         YES                  NO            N/A
 6 If not a municipal issuer, has the issuer ( including predecessors) been in           X
   continuous operation for at least three years?
                                                                                         YES                  NO            N/A
 7 If a municipal issuer, (1) does the issue have an investment grade
   rating from at least one Nationally Recognized Statistical Rating                     X
   Organization, or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest ratings from one such rating organization?
                                                                                         YES                  NO            N/A
 8 If the transaction is intended for a third-party 40-Act Fund, has it
   adopted affiliated underwriting procedures that permit it to engage in                X
   this transaction?
                                                                                         YES                  NO
 9 Is the total principal amount of securities purchased by MSDWIM/MAS for all           X
   40-Act Funds no more than 10% of the total offering?

   ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

   SHOW CALCULATION HERE:

   Total Units Offered:                                         9,000,000
   Price per Unit:                                                  15.00
   10% of Total Offering:                                   13,500,000.00


   40-Act Fund       Units        Offer    Total       % of Total       Selling
                     To Buy       Price    Value       Offer Purchased  Broker
                                                        By Each Fund
   *SEE LEGEND

   00071281              400      15.00     $6,000       0.004%         WARR
   00071928              200      15.00     $3,000       0.002%         CIBC
   00081087            2,100      15.00    $31,500       0.023%         WARR
   255                   100      15.00     $1,500       0.001%         DAIN
   391486              2,000      15.00    $30,000       0.022%         CIBC
   391548                200      15.00     $3,000       0.002%         DAIN
   391822                300      15.00     $4,500       0.003%         CIBC
   391829              1,600      15.00    $24,000       0.018%         TWPT
   4757                    0      31.00         $0       0.000%
   52297                 200      15.00     $3,000       0.002%         TWPT
   8716                  100      15.00     $1,500       0.001%         TWPT
   89902549              200      15.00     $3,000       0.002%         TWPT
   89902551              900      15.00    $13,500       0.010%         TWPT
   ALLSTAR               300      15.00     $4,500       0.003%         TWPT
   ESTF0004              400      15.00     $6,000       0.004%         TWPT
   JL50                  100      15.00     $1,500       0.001%         TWPT
   JU3I                  100      15.00     $1,500       0.001%         TWPT
   MTEC                  200      15.00     $3,000       0.002%         TWPT
   NEXTGEN               100      15.00     $1,500       0.001%         TWPT
   PRINAGGR              700      15.00    $10,500       0.008%    Dain Bosworth
   PRINCON               100      15.00     $1,500       0.001%    Dain Bosworth
   PRINLCG               100      15.00     $1,500       0.001%    Dain Bosworth
   PRINLCV               100      15.00     $1,500       0.001%    Dain Bosworth
   PRINPART              100      15.00     $1,500       0.001%    Dain Bosworth
   UFEG                  300      15.00     $4,500       0.003%           TWPT
   UFTECH                100      15.00     $1,500       0.001%         TWPT
   879                13,900      15.00   $208,500       0.154%    Thomas Weisel
   1092                3,200      15.00    $48,000       0.036%    Thomas Weisel
   1168                1,000      15.00    $15,000       0.011%    Thomas Weisel
   1529                1,500      15.00    $22,500       0.017%    Thomas Weisel
   1719                  300      15.00     $4,500       0.003%    Thomas Weisel
   1909                  100      15.00     $1,500       0.001%    Thomas Weisel

   Total Shares       31,000
   Total Purchased by all 40-Act Funds                          $465,000
   Total % of Deal Purchased by all Funds                           0.34%

                                                                                         YES                     NO
10 Has a copy of this completed checklist been forwarded to Lauren Teetsel                X
   in MSDWIM Compliance?


   \s\ Phil Friedman
   Portfolio Manager's or designee's Signature

   **************************************
   MSDWIM Compliance*:                                                                   YES                     NO

11 Has a copy of this Checklist been forwarded to Chase Global Fund
   Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and to the                                     X
   appropriate outside administrators for third-party Funds?

   * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)

   *LEGEND

   GIMS ACRONYM      ACCOUNT NAME

   00071281          MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
   00071928          MSDWIF - VALUE EQUITY PORTFOLIO
   00081087          MSDWIF - EQUITY GROWTH PORTFOLIO
   255               LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
   *391486           MSDW GROWTH FUND
   *391548           MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
   *391822           MSDW TAX MANAGED GROWTH FUND
   *391829           MSDW TECHNOLOGY FUND
   52297             VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
   4757              PHOENIX FUND
   8716              CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
   89902549          MSDWIF -  FOCUS EQUITY PORTFOLIO
   89902551          VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
   *ALLSTAR          ALL STAR GROWTH FUND
   ESTF0004          ENDEAVOR ASSET ALLOCATION PORTFOLIO
   JL50              VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
   JU3I              SUNAMERICA SERIES TRUST - TECHNOLOGY PORTFOLIO
   MTEC              MSDWIF - TECHNOLOGY PORTFOLIO
   *NEXTGEN          NEXT GENERATION FUND
   PRINAGGR          PRINCIPAL AGGRESSIVE GROWTH FUND
   PRINCON           PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
   PRINLCG           PRINCIPAL PARTNERS LARGE CAP GROWTH FUND I
   PRINLCV           PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
   PRINSCG           PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
   PRINPART          PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
   UFEG              UNIVERSAL INSTITUTIONAL FUNDS INC.- EQUITY GROWTH PORTFOLIO
   UFTECH            UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO
   879               MSIF TRUST MID CAP VALUE
   1092              VAN KAMPEN AMERICAN VALUE
   1168              MORGAN STANLEY UNIVERSAL FUNDS MID CAP VALUE
   1529              MORGAN STANLEY MID CAP VALUE LP
   1719              W.K. KELLOGG FOUNDATION
   1909              PARTNERS MIDCAP BLEND FUND

   * Dean Witter Adviser's Funds
   AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act FUNDS:
     (This checklist can be found in Excel at l:\cheklist\funds.xls)

   This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

   Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


   Issuer:           Willis Group Holdings/WSH
   Fund(s)           List below     (please use GIM2 acronyms or
                                     proper fund names)
   Offering Date:              June 11, 2001
   No. of Securities Offered:  20,000,000
   (# of shares or # of bonds)
   Affiliated Broker:          Morgan Stanley & Co
   Price Per Unit:             $13.50

   The securities to be purchased are:  Check One

   [ X ]  Registered under the Securities Act of 1933
   [   ]  Eligible Rule 144A securities
   [   ]  Municipal Securities
   [   ]  Offered in an  Eligible Foreign Offering

                                                                                         YES                  NO
 1 Are the securities  being offered pursuant to a  firm commitment                       X
    underwriting?
                                                                                         YES                  NO
 2 Will transaction be executed away from Morgan Stanley Dean Witter and  not             X
   allocated to Morgan Stanley Dean Witter if it is a "pot trade"?
                                                                                         YES                  NO
 3 Has the executing dealer represented that Morgan Stanley Dean Witter will not          X
   receive compensation in connection with the transaction?
                                                                                         YES                  NO
 4 Will the securities be purchased at not more than the public
   offering price and no later than the close of the first full business day              X
   on which any sales are made?
                                                                                         YES                  NO
 5 Is the commission or spread to be received by the underwriters
   reasonable and fair compared to that received in comparable                            X
   transactions?
                                                                                         YES                  NO        N/A
 6 If not a municipal issuer, has the issuer ( including predecessors) been in            X
   continuous operation for at least three years?
                                                                                         YES                  NO        N/A
 7 If a municipal issuer, (1) does the issue have an investment grade
   rating from at least one Nationally Recognized Statistical Rating                      X
   Organization, or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest ratings from one such rating organization?
                                                                                         YES                  NO        N/A
 8 If the transaction is intended for a third-party 40-Act Fund, has it
   adopted affiliated underwriting procedures that permit it to engage in                 X
   this transaction?
                                                                                         YES                  NO
 9 Is the total principal amount of securities purchased by MSDWIM/MAS  for all           X
   40-Act Funds no more than 10% of the total offering?

   ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

   SHOW CALCULATION HERE:

   Total Units Offered:                                        20,000,000
   Price per Unit:                                                  13.50
   10% of Total Offering:                                   27,000,000.00


   40-Act Fund               Units           Offer            Total       % of Total           Selling Broker
                             To Buy          Price            Value       Offer Purchased
                                                                             By Each Fund
   *SEE LEGEND

   00071281                  6,200            13.50           $83,700          0.031%                   MLCO
   00071928                  3,000            13.50           $40,500          0.015%                   JPMS
   00081087                 32,000            13.50          $432,000          0.160%                   SBSH
   255                         200            13.50            $2,700          0.001%                   SBSH
   391486                   29,400            13.50          $396,900          0.147%                   JPMS
   391548                    2,900            13.50           $39,150          0.015%                   SBSH
   391822                    4,000            13.50           $54,000          0.020%                   SBSH
   391829                   22,200            13.50          $299,700          0.111%                   MONT
   4757                                       31.00                $0          0.000%
   52297                     2,700            13.50           $36,450          0.014%                   SBSH
   8716                        300            13.50            $4,050          0.002%                   SBSH
   89902549                  3,200            13.50           $43,200          0.016%                   SBSH
   89902551                 12,200            13.50          $164,700          0.061%                   SBSH
   ALLSTAR                   3,400            13.50           $45,900          0.017%                   SBSH
   ESTF0004                  5,400            13.50           $72,900          0.027%                   SBSH
   JL50                        700            13.50            $9,450          0.004%                   SBSH
   JU3I                      1,300            13.50           $17,550          0.007%                   MLCO
   MTEC                      2,000            13.50           $27,000          0.010%                   SBSH
   NEXTGEN                   1,000            13.50           $13,500          0.005%                   SBSH
   PRINAGGR                  9,500            13.50          $128,250          0.048%                   Salomon Smith Barney
   PRINCON                     500            13.50            $6,750          0.003%                   Legg Mason
   PRINLCG                     100            13.50            $1,350          0.001%                   JPMorgan Chase
   PRINLCV                     500            13.50            $6,750          0.003%                   JPMorgan Chase
   PRINPART                  2,000            13.50           $27,000          0.010%                   Warburg Dillon Read
   UFEG                      4,000            13.50           $54,000          0.020%                   WARR
   UFTECH                    1,200            13.50           $16,200          0.006%                   WARR
   879                     113,100            13.50        $1,526,850          0.566%                   Salomon Smith Barney
   1092                     25,000            13.50          $337,500          0.125%                   Salomon Smith Barney
   1168                      8,500            13.50          $114,750          0.043%                   Salomon Smith Barney
   1463                     20,700            13.50          $279,450          0.104%                   Salomon Smith Barney
   1529                     11,700            13.50          $157,950          0.059%                   Salomon Smith Barney
   1647                      2,500            13.50           $33,750          0.013%                   Salomon Smith Barney
   1719                      2,600            13.50           $35,100          0.013%                   Salomon Smith Barney
   1785                        500            13.50            $6,750          0.003%                   Salomon Smith Barney
   1795                        200            13.50            $2,700          0.001%                   Salomon Smith Barney
   1816                        200            13.50            $2,700          0.001%                   Salomon Smith Barney
   1817                        100            13.50            $1,350          0.001%                   Salomon Smith Barney
   1818                        200            13.50            $2,700          0.001%                   Salomon Smith Barney
   1820                        100            13.50            $1,350          0.001%                   Salomon Smith Barney
   1878                     26,800            13.50          $361,800          0.134%                   Salomon Smith Barney
   1879                      3,900            13.50           $52,650          0.020%                   Salomon Smith Barney
   1909                        400            13.50            $5,400          0.002%                   Salomon Smith Barney

   Total Shares            366,400
   Total Purchased by all 40-Act Funds                        $4,946,400
   Total % of Deal Purchased by all Funds                           1.83%

                                                                                         YES                     NO
10 Has a copy of this completed checklist been forwarded to Lauren Teetsel                X
   in MSDWIM Compliance?



   Portfolio Manager's or designee's Signature

   \s\ Phil Friedman
   MSDWIM Compliance*:                                                                   YES                     NO

11 Has a copy of this Checklist been forwarded to Chase Global Fund
   Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and  to the                                     X
   appropriate outside administrators for third-party Funds?

   * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


   *LEGEND

   GIMS ACRONYM      ACCOUNT NAME

   00071281          MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
   00071928          MSDWIF - VALUE EQUITY PORTFOLIO
   00081087          MSDWIF - EQUITY GROWTH PORTFOLIO
   255               LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
   *391486           MSDW GROWTH FUND
   *391548           MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
   *391822           MSDW TAX MANAGED GROWTH FUND
   *391829           MSDW TECHNOLOGY FUND
   52297             VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
   4757              PHOENIX FUND
   8716              CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
   89902549          MSDWIF -  FOCUS EQUITY PORTFOLIO
   89902551          VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
   *ALLSTAR          ALL STAR GROWTH FUND
   ESTF0004          ENDEAVOR ASSET ALLOCATION PORTFOLIO
   JL50              VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
   JU3I              SUNAMERICA SERIES TRUST - TECHNOLOGY PORTFOLIO
   MTEC              MSDWIF - TECHNOLOGY PORTFOLIO
   *NEXTGEN          NEXT GENERATION FUND
   PRINAGGR          PRINCIPAL AGGRESSIVE GROWTH FUND
   PRINCON           PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
   PRINLCG           PRINCIPAL PARTNERS LARGE CAP GROWTH FUND I
   PRINLCV           PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
   PRINSCG           PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
   PRINPART          PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
   UFEG              UNIVERSAL INSTITUTIONAL FUNDS INC.-EQUITY GROWTH PORTFOLIO
   UFTECH            UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO
   879               MSIF TRUST MID CAP VALUE
   1092              VAN KAMPEN AMERICAN VALUE
   1168              MORGAN STANLEY UNIVERSAL FUNDS MID CAP VALUE
   1463              MSIF TRUST SMALL CAP GROWTH
   1529              MORGAN STANLEY MID CAP VALUE LP
   1647              NATIONWIDE SELECT SMALL CAP GROWTH
   1719              W.K. KELLOGG FOUNDATION
   1785              JOHN MERCK MID CAP GROWTH
   1795              MSIF TRUST STRATEGIC SMALL VALUE
   1816              THE J.A. FAMILY TRUST
   1817              THE M.A.B. FAMILY TRUST
   1818              THE BONEL TRUST
   1820              THE L.A.G. FAMILY TRUST
   1878              DEV GROWTH SEC TRUST
   1879              SELECT DEV GROWTH
   1909              PARTNERS MIDCAP BLEND FUND

   * Dean Witter Adviser's Funds